EXHIBIT 99.16

                                                              FILED
                                                           APR 1, 2002
                                                          JUDY DEERFIELD
                                               County Clerk, Pecos County, Texas
                                                          /s/     Deputy

                            NOTICE OF TRUSTEE'S SALE

DATE:  April 1, 2002

DEED OF  TRUST/SECURITY  AGREEMENT/FINANCING  STATEMENT:

     DATE:  August 16, 2001

     GRANTOR/BORROWER:  Stockton  Feed  & Milling, Inc. and Ranchers Feed Yards,
Inc.

     GRANTOR'S/BORROWER'S  COUNTY:  Travis  County,  Texas

     BENEFICIARY/LENDER:  ELTON  HOLLAND,  JR.

     HOLDER  OF  THE  NOTE  AND  LIEN:  ELTON  HOLLAND,  JR.

     TRUSTEE  :  PAUL H. DIONNE

     RECORDED IN: Volume 312, Page 455, Deed of Trust Records of Pecos County, Texas.

PROPERTY  (INCLUDING  IMPROVEMENTS):

     (i) the real property described on EXHIBIT A attached hereto and incorporated by reference;

     (ii) all improvements situated on such real property inclusive of goods which are fixtures;

    (iii) all equipment, office furniture, appliances, rolling stock, and other personal property, together. with all inventory accounts and notes receivable, inclusive of any of such personal property acquired after the date of posting of this notice of trustee's sale;

     (iv) all  proceeds  of  the  above.

     (all of which are referred to collectively herein as the "Property")

DATE  OF  SALE  OF PROPERTY (FIRST TUESDAY OF THE MONTH), Earliest Time of Sale:
10:00 A.M.  on  May 7, 2002.

PLACE OF SALE OF PROPERTY (INCLUDING COUNTY): East Steps of the Pecos County Courthouse, in Fort Stockton, Pecos County, Texas.

     Because of default in performance of the obligations of the deed of trust/security agreement/financing statement, and other related loan agreements and documents I, as Trustee, will sell the property by public auction to the highest for cash at the place and date specified to satisfy the debt secured by the dead of trust/security agreement/financing statement.


                                       /s/ Paul H. Dionne
                                       ----------------------------------
                                       PAUL H. DIONNE, Trustee

THE  SURFACE  ESTATE  ONLY  OF  :

TRACT  ONE: All that part of Tract No. 3, in Survey 1, Block 165, James Campbell
----------
Survey, Certificate 597, Abstract No. 5609, described by metes and bounds as follows:

     BEGINNING at a steel rod, set at the point where the West line of Tract 3, Survey 1, Block 165, James Campbell Survey, Pecos County, Texas, crosses the South ROW line of the P & S F Ry. Co.;

     THENCE N 49 deg, 39' E. along the South ROW Line of the P & S F Ry. Co., 818.7 feet to a steel rod for the NE corner of this tract;

     THENCE South, along the West line of the Stewart Addition Tract, 1194.0 feet to a 1/2" IP for the SE corner of this tract;

     THENCE West 623.9 feet to a point on the West line of Tract 3, Survey 1, Block 165, and from which point a 3/4" IP at the SW corner of Tract 3 bears S. 2425.5 feet;

     THENCE North, along the West line of Tract 3, Survey 1, Block 165, 664 feet to the place of beginning and containing 13.31 acres of land, more or less.

          SAVE AND EXCEPT from said Tract One, that certain .560 acre tract of land conveyed to Stockton Feed & Milling, Inc., Grantee, by deed dated February 18, 1997 from Pecos County, Texas, more particularly described by metes and bounds as, Tract Five, below.

TRACT  TWO:  All  that  part  of  the tract commonly called the Stewart Addition
----------
Tract,  a  part  of  Survey 1, Block 165, James Campbell Survey, Certificate No.
597, and being a part of the 40 acre tract patented to Jennie R. Stewart and designated as State Abstract No. 7504, and a part of the 40 acre tract patented to W. C. Jackson and designated as State Abstract No. 7617 and more particularly described by metes and bounds as follows:

     BEGINNING at a steel rod, set at the point where the East line of Survey 1, Block 165, James Campbell Survey, Pesos County, Texas, crosses the South ROW line of the P & S F Ry. Co., said point being on the East line of the Stewart Addition Tract and being 1644.6 feet South of the NE corner of the said Stewart Addition Tract. Said NE corner of the Stewart Addition Tract being the NE corner of the 40 acres patented to Jennie R. Stewart, designated as state Abstract No. 7504;

     THENCE South, along the East line of Survey 1, Block 165, and the East line of the Stewart Addition Tract, 1348.7 feet to a 1/2" IP for the upper SE corner of this tract;

     THENCE  West  330  feet  to a 1/2" IP for an ELL corner of thin tract;

     THENCE South 355 feet to a 1/2" IP for the lower SE corner of this tract;

     THENCE West 270 feet to a 1/2" IP on the West line of the Stewart Addition Tract for the SW corner of this tract;

     THENCE North along the west line of the Stewart Addition Tract and the East line of Tract 3, Survey 1, Block 165, James Campbell Survey, 1194.0 feet to a steel rod in the South ROW line of the P & S F Ry. Co. for the NW corner of this tract;

     THENCE N 49 deg. 39' E. along the south ROW line of the P & S F Ry. Co., 787.2 feet to the Place of Beginning and containing 17.27 acres of land, more or less.

                                   EXHIBIT "A"

TRACT THREE: All of Blocks Ten (10), Eleven (11) and Twelve (12), in the STEWART
-----------
ADDITION  to  the  City  of  Fort  Stockton,  Pecos  County,  Texas.

TRACT  FOUR:     All of said lands North of the Old Alpine Highway Right of Way,
-----------
approximately 34.49 acre tract out of Tract 3, Survey 1, Block 165, James Campbell Survey; described by metes and bounds as follows:

     BEGINNING at a concrete section, corner, which is the Northeast corner of Section 34, Block 27, University Lands, marking an inside corner of this survey;

     THENCE West 865.6 varas to a 1/2 inch iron pipe for the lower Northwest corner;

     THENCE North 0 degrees 15 minutes 30 seconds East, 39.4 varas to an iron sucker rod for the Northwest corner;

     THENCE South 89 degrees, 44 minutes, 30 seconds East, 1089.1 varas to a l/2 inch galvanized iron pipe marking the Northeast corner of this survey;

     THENCE South 627.7 varas to a point along the Right of Way line of the Old Alpine Highway Marking the Southeast corner of this survey;

     THENCE South 49 degrees, 41 minutes West, 293.4 varas to a 1/2 inch iron pipe marking the Southwest corner of this survey;

     THENCE  North  783.2  varas  to  the  place  of  Beginning.

     SAVE AND EXCEPT from said Tract Five a tract of land containing 0.251 acres, conveyed to Pecos County, Texas, for right of way purposes, and described by metes and bounds as follows:

     BEGINNING at Engr's Sta. 60 / 95.6, this being a point on the South line of a 160 acre tract and the North line of Tract 3, Survey l, Block 165, James Campbell Grantee, Pecos County, Texas, and being 1749' East of the SW Corner of the 160 acre tract and 1749' East of the NW corner of Tract 3, Survey 1, Block 165;

     THENCE S 1 deg - 33' E to Engr's Sta. 62 / 07.7, this being a point on an upper South line of Tract 3, survey 1, Block 165, and the North line of
     Section 34, Block 27, State University Land, and being 653.6' West of an inside corner of Tract 3, Survey 1, Block 165, and 653.6' West of the NE corner of Section 34, Block 27, State University Land, and being the end of this ROW.

     The above described strip of land being 109.4' long and 100' wide and containing 0.251 acres.

TRACT FIVE:  A strip of land containing .42 acres of land, mere or less out of a
----------
2.79  acre  tract of land  conveyed by deed dated February 17, 1959 from Wallace
E. Pratt et all to John A. Kincaid, Jr. recorded in Volume 219, page 394, Deed Records of Pecos County, Texas, being the remainder of said 2.79 acre tract after the conveyance of a 2.37 acre out of said tract to Apache Beef Processors, Inc. by deed recorded in Volume 497, Page 308, Deed Records of Pecos County, Texas.

                                   EXHIBIT "A"

TRACT SIX:  A 0.560 acre tract of land out of Tract #3, Survey 1, James Campbell
---------
Survey, Certificate 597, Abstract No. 5609, Pecos County, Texas, described by metes and bounds as follows:

     BEGINNING at a steel rod set at a point where the West line of Tract 3, Survey 1, Block 165, James Campbell Survey, Pecos County, Texas, crosses the South ROW line of the P & S F Ry. Co.;

     THENCE North 49 deg. 39' East along the South ROW line of the P & S F Ry. Co., 200.0 feet to a steel rod for the Northeast corner of this tract;

     THENCE South 139 deg. 30' East 100 feet to a wood stake for the Southeast corner of this tract;

     THENCE West 229 deg. 30' West 285' to a wood stake for the Southwest corner of this tract;

     THENCE North along the West line of Tract 3, Survey 1, Block 165, 131' to the Place of Beginning, and containing .56 acres of land, more or less.

                                   EXHIBIT "A"